UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 7, 2006 (April 7, 2006)

                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)


   Delaware                            1-5742                    23-1614034
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(State or Other Jurisdiction         (Commission              (IRS Employer
  of Incorporation)                  File Number)           Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                             17011
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code     (717) 761-2633
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                                      None
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS.

Rite Aid Corporation (the "Company") has elected to terminate the Company's Dividend Reinvestment Plan (the "DRP"), effective with the close of business on May 15, 2006. Soon after that date, all Dividend Reinvestment Plan participants will receive a stock certificate for all held shares plus a check representing any fractional share held in their account from the Company's stock transfer agent. The value of these checks will be determined by the sale of whole shares sold in the open market for the accumulated fractional shares on May 15, 2006. Alternatively, in lieu of receiving a stock certificate and prior to May 8, 2006, participants may liquidate their DRP shares for cash through the Company's stock transfer agent, American Stock Transfer and Trust Company ("AST"). Any questions concerning the termination of the DRP should be directed to AST at (866) 207-5349.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RITE AID CORPORATION


Dated: April 7, 2006                         By:  /s/ Robert B. Sari
                                                  ---------------------------
                                                  Name:  Robert B. Sari
                                                  Title: Senior Vice President,
                                                         General Counsel and
                                                         Secretary